SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 19, 2002

                            Information Holdings Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       1-14371                  06-1518007
          --------                       -------                  ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation                                       Identification No.)


                         2777 Summer Street, Suite 209,
                               Stamford, CT 06905

                    (Address of principal executive offices)

     Registrant's telephone number, including area code: (203) 961-9106


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Item 5.  Other Events.
         ------------

On December 19, 2002, Information Holdings Inc. elected Keith B. Jarrett and Martin D. Payson to its Board of Directors. A press release, filed as Exhibit 99.1, is attached and incorporated in this Current Report by reference.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

(c)  Exhibits:

     The following exhibits are filed as part of this report:

     99.1  Press Release of the Registrant, dated December 20, 2002.


                                      -2-


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INFORMATION HOLDINGS INC.

Date:   December 20, 2002           By: /s/ Vincent A. Chippari
        -----------------               --------------------------------
                                        Name:   Vincent A. Chippari
                                        Title:  Executive Vice President and
                                                Chief Financial Officer


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                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       -----------

99.1              Press Release of the Registrant, dated December 20, 2002.